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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 9, 2001


                      INTEGRATED INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    29947                  860624332
(State or other jurisdiction       (Commission      (IRS Employer Identification
      of incorporation)           File Number)                  No.)



               1560 W. FOUNTAINHEAD PARKWAY, TEMPE, ARIZONA 85282
               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code  (480) 317-8000


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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ITEM 5.    OTHER EVENTS

         On February 9, 2001, Daniel Roche resigned from the Company's Board of Directors. The Company's current board consists of Messrs. James G. Garvey, Jr.,
R. Nicholas Loope, Lawrence Trachtenberg, John Blair, and Stephen Brown.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

EXHIBIT
NUMBER          DESCRIPTION

99.1            Press Release dated February 22, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INTEGRATED INFORMATION SYSTEMS, INC.



Date:  March 5, 2001          By:  /S/ David Wirthlin
                                       -----------------------------------------
                                        David Wirthlin
                                        (Principal Financial Officer and Duly
                                         Authorized Officer)


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